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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): DECEMBER 27, 1999
                              (DECEMBER 23, 1999)





                                 CRIIMI MAE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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         MARYLAND                     1-10360                   52-1622022
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)
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                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Attached as exhibits to this Current Report on Form 8-K are (1) a Debtors' Amended Joint Plan of Reorganization filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the United States Bankruptcy Court, District of Maryland, Greenbelt Division (the "Bankruptcy Court") on December 23, 1999; (2) a Debtors' Joint Disclosure Statement [Proposed] filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the Bankruptcy Court on December 23, 1999; and (3) a press release issued by the Company on December 23, 1999 announcing the filing of the Debtors' Amended Joint Plan of Reorganization and the Debtor's Joint Disclosure Statement [Proposed]. Each of the above referenced documents is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

         2 Debtors' Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on December 23, 1999.

         99.1 Debtor's Joint Disclosure Statement [Proposed] filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on December 23, 1999. (Exhibit A to the Debtors' Joint Disclosure Statement [Proposed] (the Joint Plan of Reorganization) has been filed separately in this current Report on Form 8-K as Exhibit 2 (Debtors' Amended Joint Plan of Reorganization) and is incorporated by reference herein).

         99.2     Press Release issued by CRIIMI MAE Inc. on December 23, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CRIIMI MAE Inc.



Dated:  December 27, 1999                      /s/ Susan Railey
                                               ---------------------------------
                                               Susan Railey,
                                               Vice President


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                                  EXHIBIT INDEX

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Exhibit
No.                               Description
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

*2 Debtors' Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on December 23, 1999.

*99.1 Debtors' Joint Disclosure Statement [Proposed] filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on December 23, 1999.


*99.2    Press Release issued by CRIIMI MAE Inc. on December 23, 1999.
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----------------
*Filed herewith.



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